Fair Value Measurements	12 Months Ended
May. 31, 2015
Fair Value Disclosures [Abstract]
Fair Value Measurements
FAIR VALUE MEASUREMENTS
The fair values of cash equivalents, receivables, net, accounts payable and short-term debt approximate their carrying amounts due to their short duration.
The following tables summarize the fair values of financial instruments measured at fair value on a recurring basis at May 31, 2015 and May 25, 2014:

Items Measured at Fair Value at May 31, 2015
(in millions)		Fair Value of Assets (Liabilities)	Quoted Prices in Active Market for Identical Assets (Liabilities) (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Fixed-income securities:
Corporate bonds	(1)	$2.2	$—	$2.2	$—
U.S. Treasury securities	(2)	5.0	5.0	—	—
Mortgage-backed securities	(1)	1.6	—	1.6	—
Derivatives:
Equity forwards	(3)	1.7	—	1.7	—
Interest rate swaps	(4)	3.6	—	3.6	—
Total		$14.1	$5.0	$9.1	$—

Items Measured at Fair Value at May 25, 2014
(in millions)		Fair Value of Assets (Liabilities)	Quoted Prices in Active Market for Identical Assets (Liabilities) (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Fixed-income securities:
Corporate bonds	(1)	$9.7	$—	$9.7	$—
U.S. Treasury securities	(2)	6.1	6.1	—	—
Mortgage-backed securities	(1)	2.6	—	2.6	—
Derivatives:
Equity forwards	(3)	(1.7)	—	(1.7)	—
Interest rate locks & swaps	(4)	1.6	—	1.6	—
Foreign currency forwards	(5)	0.1	—	0.1	—
Total		$18.4	$6.1	$12.3	$—

(1)
The fair value of these securities is based on closing market prices of the investments, when applicable, or, alternatively, valuations utilizing market data and other observable inputs, inclusive of the risk of nonperformance.

(2)	The fair value of our U.S. Treasury securities is based on closing market prices.

(3)	The fair value of our equity forwards is based on the closing market value of Darden stock, inclusive of the risk of nonperformance.

(4)	The fair value of our interest rate lock and swap agreements is based on current and expected market interest rates, inclusive of the risk of nonperformance.

(5)	The fair value of our foreign currency forward contracts is based on closing forward exchange market prices, inclusive of the risk of nonperformance.

The carrying value and fair value of long-term debt including the amounts included in current liabilities, as of May 31, 2015, was $1.47 billion and $1.57 billion, respectively. The carrying value and fair value of long-term debt including the amounts included in current liabilities as of May 25, 2014, was $2.48 billion and $2.63 billion, respectively. The fair value of long-term debt, which is classified as Level 2 in the fair value hierarchy, is determined based on market prices or, if market prices are not available, the present value of the underlying cash flows discounted at our incremental borrowing rates.

The fair value of non-financial assets measured at fair value on a non-recurring basis as of May 31, 2015 was approximately $55.4 million. Adjustments to the fair values of these non-financial assets as of May 31, 2015 are discussed in Note 4 - Impairments and Disposal of Assets, Net. The fair value of non-financial assets measured at fair value on a non-recurring basis, which is classified as Level 3 in the fair value hierarchy, is determined based on appraisals or sales prices of comparable assets and estimates of future cash flows. Adjustments to the fair values of non-financial assets measured at fair value on a non-recurring basis as of May 25, 2014 were generally related to impairments of property to be disposed of and were not material.